LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                  $533,266,000
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                 SARM 2005-19XS
                           MEZZANINE SENIOR TERM SHEET
                     SENIOR / SUBORDINATE REMIC CERTIFICATES
                 COUNTRYWIDE HOME LOANS, ORIGINATOR AND SERVICER
                    AURORA LOAN SERVICES LLC, MASTER SERVICER
                     US BANK, NATIONAL ASSOCIATION, TRUSTEE

------------------- ------------------- --------------------- ----------------- ----------------- ---------------
                                                                                     LEGAL
                       APPROXIMATE            INITIAL              CREDIT            FINAL           EXPECTED
       CLASS             SIZE ($)            COUPON (1)        SUPPORT (%)(2)       MATURITY         RATINGS
------------------- ------------------- --------------------- ----------------- ----------------- ---------------
       1-A1            $687,421,000         1mL + 0.32%            40.00%          10/25/2035       [AAA/Aaa]
       2-A1            $365,330,000         1mL + 0.30%            40.00%          10/25/2035       [AAA/Aaa]
------------------- ------------------- --------------------- ----------------- ----------------- ---------------
     1-A2A(3)          $100,000,000         1mL + 0.88%            18.50%          10/25/2035       [AAA/Aaa]
     1-A2B(3)          $146,326,000         1mL + 0.36%            18.50%          10/25/2035       [AAA/Aaa]
     2-A2(3)           $130,910,000         1mL + 0.34%            18.50%          10/25/2035       [AAA/Aaa]
------------------- ------------------- --------------------- ----------------- ----------------- ---------------
     1-A3(3)           $108,842,000         1mL + 0.42%            9.00%           10/25/2035       [AAA/Aaa]
     2-A3(3)           $47,188,000          1mL + 0.40%            10.75%          10/25/2035       [AAA/Aaa]
------------------- ------------------- --------------------- ----------------- ----------------- ---------------
  Pool 1 Subs(4)       $97,383,000           1mL + N/A%             N/A            10/25/2035          N/A
------------------- ------------------- --------------------- ----------------- ----------------- ---------------
  Pool 2 Subs(4)       $63,931,000           1mL + N/A%             N/A            10/25/2035          N/A
------------------- ------------------- --------------------- ----------------- ----------------- ---------------

(1) The Class 1-A1, Class 1-A2A, Class 1-A2B, Class 2-A1, Class 2-A2, Class 1-A3 and Class 2-A3 Certificates (the "Class A Certificates") will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the applicable Net Funds Cap. The spread on the Class A Certificates will increase to 2.0 times the stated spread and the Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 1% Optional Termination may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.
(2) The Class A and Subordinate Certificates will have the benefit of credit support provided by (i) overcollateralization and (ii) excess spread.
(3) Under certain scenarios, when the aggregate balance of the related subordinate certificates is reduced to zero, the related overcollateralization is equal to or less than zero and there is no excess interest, the senior certificates from the related mortgage pool will pay principal sequentially, instead of pro rata.
(4) The Pool 1 Subs and Pool 2 Subs represent the Subordinate Classes from each pool and, along with the Class 1-A1 and Class 2-A1 Certificates are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

     o The issuer will be Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS and the transaction will be found on Bloomberg under the symbol "SARM".

     o The collateral will be comprised of two pools, (i) one pool of 12-month MTA negative amortization ARMs and (ii) one pool of 1-month LIBOR negative amortization ARMs (both, "Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 9.956%, and will feature a Maximum Negative Amortization Limit of 115% (exception, State of New York 110%).

     o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.000% to 5.250%. As of the Statistical Cut-Off Date, approximately 32.14% of the mortgage loans in pool 1 and approximately 1.81% of the mortgage loans in pool 2 are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

          --------- -------------- -------------------- ----------- -------------- ----------- ---------------
                                                          GROSS          NET         GROSS        WA LIFE
            POOL      LOAN TYPE          BALANCE           WAC           WAC         MARGIN       CEILING
           --------- -------------- -------------------- ----------- -------------- ----------- ---------------
           Pool 1   MTA/Option       $1,145,703,175.15      4.325%         3.908%      3.031%          9.955%
                    ARM
          --------- -------------- -------------------- ----------- -------------- ----------- ---------------
           Pool 2   1mL/Option         $608,884,502.61      6.120%         5.720%      2.799%          9.957%
                    ARM
          --------- -------------- -------------------- ----------- -------------- ----------- ---------------

     o After the one to three month teaser rate period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

     o The first payment change date will be the first day of the month on which the thirteenth monthly payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

     o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The monthly payment for each Mortgage Loan is recast every five years without provision for the payment cap.

     o The required monthly payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

     o To the extent that the amount of interest calculated for any class is limited by the application of the applicable Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the applicable Net Funds Cap).

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

     o 1% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the mortgage loans in the related Mortgage Pool is less than 1% of the Cut-Off Date balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NEGATIVE AMORTIZATION

     o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to the related Mortgage Pool may be offset by principal prepayments.

     o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the related Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

--------------------------------------------------------------------------------

 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL
   BALANCES AS OF AUGUST 1, 2005 (THE "STATISTICAL CALCULATION DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
 DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION
                       IN ALL PRIOR TERM SHEETS, IF ANY.

--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS
Cut-off Date:              August 1, 2005

Statistical Cut-Off Date:  August 1, 2005

Settlement Date:           August 31, 2005

Distribution Date:         25th of each month (or if such day is not a business day, the next succeeding business day), commencing in September 2005

Issuer:                    Structured Adjustable Rate Mortgage Loan Trust ("SARM"), Series 2005-19XS

Trustee:                   US Bank, National Association

Pricing Speed:             25% CPR

Master Servicer:           Aurora Loan Services LLC ("ALS")

Certificates:              "Senior Certificates": Class A Certificates

                           "Super Senior Certificates": Class 1-A1 and Class 2-A1 Certificates

                           "Middle Mezzanine Senior Certificates": Class 1-A2A, Class 1-A2B and 2-A2 Certificates

                           "Junior Mezzanine Senior Certificates": Class 1-A3 and 2-A3 Certificates

                           "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:       The Master Servicer will be paid a monthly fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                 Actual/360 for the Class A Certificates

Accrual Period:            The "Accrual Period" applicable to the Class A Certificates with respect to each
                           Distribution Date will be the period beginning on the immediately preceding Distribution
                           Date (or in the case of the first Distribution Date, August 25, 2005) and ending on the day immediately preceding the related Distribution Date.

Settlement:                The Senior Certificates will settle with accrued interest.

Delay Days:                Zero day delay for the Class A Certificates

Collection Period:         The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:              All the Class A and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:      Minimum $25,000; increments $1 in excess thereof for the Senior Certificates

Tax Status:                REMIC for Federal income tax purposes.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
SMMEA Eligibility:         The Class A Certificate will be SMMEA eligible.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA eligible.

Pool 1 Net Funds Cap:      The "Pool 1 Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from the pool 1 mortgage loans such date and (2) 12, and the denominator of which is the balance of the pool 1 mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual
                           Period related to such Distribution Date. The Pool 1 Net Funds Cap will be applicable to the Class 1-A1, Class 1-A2A, Class 1-A2B and Class 1-A3 Certificates.

Pool 2 Net Funds Cap:      The "Pool 2 Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from the pool 2 mortgage loans such date and (2) 12, and the denominator of which is the balance of the pool 2 mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual
                           Period related to such Distribution Date. The Pool 2 Net Funds Cap will be applicable to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates.

Basis Risk Shortfall:      To the extent that the coupons on the Class A Certificates are limited by the applicable
                           Net Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

------------------------------------------------------------------------------------------
                                    TRANSACTION CONTACTS
------------------------------------------------------------------------------------------
MBS TRADING AND STRUCTURING          Khalil Kanaan                       (212) 526-8320
                                     Brendan Garvey                      (212) 526-8320


SYNDICATE                            Kevin White                         (212) 526-9519
                                     Bob Caldwell                        (212) 526-9519
                                     Dan Covello                         (212) 526-9519
                                     Paul Tedeschi                       (212) 526-9519

MBS BANKING                          Mike Hitzmann                       (212) 526-5806
                                     Nick Stimola                        (212) 526-0212
                                     Sam Warren                          (212) 526-1486
------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



COLLATERAL SUMMARY - MORTGAGE POOL 1

--------------------------------------------------------------------------------------------------------------------
                                   SARM 2005-19XS -COLLATERAL SUMMARY FOR POOL 1
                                          AS OF STATISTICAL CUT-OFF DATE
--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                 2,943              OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE            $1,145,703,175.15              Primary Home                       78.91%
AVERAGE LOAN PRINCIPAL BALANCE                     $389,298              Investment                         15.02%
PREPAYMENT PENALTY                                   57.20%              Second Home                         6.07%
WEIGHTED AVERAGE COUPON                              4.325%
WEIGHTED AVERAGE ORIGINAL RATE                       1.307%
WEIGHTED AVERAGE MARGIN                              3.031%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                    360              GEOGRAPHIC DISTRIBUTION
                                                                         (Other states account individually for less
WEIGHTED AVERAGE REMAINING TERM (MO.)                   358              than 4% of the Cut-off Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                           2              balance.)
ORIGINAL LTV >80 AND MI                             100.00%              California                         60.23%
WEIGHTED AVERAGE ORIGINAL LTV                        75.46%              Florida                            11.07%
NON-ZERO WEIGHTED AVERAGE FICO                          711              Nevada                              4.64%
PAYMENT CAP                                           7.50%
ORIGINAL MONTHS TO RECAST (MO.)                          60
INDEX - 1- YEAR MTA                                 100.00%
                                                Countrywide
ORIGINATORS                                          (100%)              LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                            None              First                             100.00%

--------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      COLLATERAL CHARACTERISTICS FOR POOL 1
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            SCHEDULED PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                           % OF POOL
                 ($)                       LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                     6                  $241,744.91                            0.02%
50,000.01 - 100,000.00                              64                 5,229,593.67                             0.46
100,000.01 - 150,000.00                            235                30,101,231.99                             2.63
150,000.01 - 200,000.00                            288                50,642,333.44                             4.42
200,000.01 - 250,000.00                            329                74,054,672.50                             6.46
250,000.01 - 300,000.00                            292                80,352,510.70                             7.01
300,000.01 - 350,000.00                            282                91,353,738.91                             7.97
350,000.01 - 400,000.00                            313               118,624,517.01                            10.35
400,000.01 - 450,000.00                            268               113,800,507.68                             9.93
450,000.01 - 500,000.00                            191                90,753,466.69                             7.92
500,000.01 - 550,000.00                            164                86,031,490.80                             7.51
550,000.01 - 600,000.00                            120                69,156,956.99                             6.04
600,000.01 - 650,000.00                            137                86,938,204.89                             7.59
650,000.01 - 700,000.00                             30                20,065,284.93                             1.75
700,000.01 - 750,000.00                             31                22,556,897.26                             1.97
750,000.01 - 800,000.00                             32                24,970,555.89                             2.18
800,000.01 - 850,000.00                             24                19,840,054.52                             1.73
850,000.01 - 900,000.00                             21                18,510,754.64                             1.62
900,000.01 - 950,000.00                             15                13,856,155.93                             1.21
950,000.01 - 1,000,000.00                           38                37,458,503.42                             3.27
1,000,000.01 - 1,250,000.00                         15                16,910,880.80                             1.48
1,250,000.01 - 1,500,000.00                         35                49,119,577.04                             4.29
1,500,000.01 - 1,750,000.00                          5                 8,028,863.20                             0.70
1,750,000.01 - 2,000,000.00                          6                11,294,677.34                             0.99
2,750,000.01 - 3,000,000.00                          2                 5,810,000.00                             0.51
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           2,943            $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: $28,674
Max: $3,000,000
Avg.: $389,298
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               CURRENT MORTGAGE RATES
----------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                             % OF POOL
        (%)                                LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                  339              $206,346,727.45                           18.01%
1.001 - 1.500                                   96                49,573,816.00                             4.33
1.501 - 2.000                                  142                73,037,361.94                             6.37
2.001 - 2.500                                   38                14,398,785.20                             1.26
2.501 - 3.000                                   50                14,308,554.00                             1.25
3.001 - 3.500                                   30                 8,962,542.52                             0.78
3.501 - 4.000                                    5                 1,582,857.27                             0.14
4.001 - 4.500                                    5                 2,471,086.88                             0.22
4.501 - 5.000                                   81                38,151,885.50                             3.33
5.001 - 5.500                                  450               198,066,513.48                            17.29
5.501 - 6.000                                1,225               401,700,130.39                            35.06
6.001 - 6.500                                  365               106,985,098.29                             9.34
6.501 - 7.000                                   96                24,299,064.67                             2.12
7.001 - 7.500                                   19                 5,170,770.26                             0.45
7.501 - 8.000                                    2                   647,981.30                             0.06
-----------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,943            $1,145,703,175.15                          100.00%
-----------------------------------------------------------------------------------------------------------------

Min.: 1.000%
Max: 7.625%
Weighted Avg.: 4.325%
-----------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                          ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
               (MONTHS)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
360                                               2,943            $1,145,703,175.15                       100.00%
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,943            $1,145,703,175.15                       100.00%
--------------------------------------------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                         REMAINING TERMS TO STATED MATURITY
-------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
               (MONTHS)                          LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------------
350 - 355                                            29                $9,646,557.49                         0.84%
356 - 360                                         2,914             1,136,056,617.66                         99.16
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,943            $1,145,703,175.15                       100.00%
-------------------------------------------------------------------------------------------------------------------

Min: 350
Max: 360
Weighted Avg.: 358
-------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            ORIGINAL LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------------------------------------------
                                            # OF MORTGAGE                                           % OF POOL
                  (%)                             LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                       1                  $428,576.24                           0.04%
10.01 - 20.00                                      1                   900,000.00                            0.08
20.01 - 30.00                                     11                 2,493,144.48                            0.22
30.01 - 40.00                                     25                 6,974,039.58                            0.61
40.01 - 50.00                                     57                28,969,326.90                            2.53
50.01 - 60.00                                    147                62,362,880.04                            5.44
60.01 - 70.00                                    368               176,271,344.94                           15.39
70.01 - 80.00                                  1,792               725,989,148.03                           63.37
80.01 - 90.00                                    392               102,324,073.53                            8.93
90.01 - 100.00                                   149                38,990,641.41                            3.40
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                         2,943            $1,145,703,175.15                         100.00%
-------------------------------------------------------------------------------------------------------------------

Min.: 8.00%
Max: 100.00%
Weighted Avg: 75.46%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                FICO SCORE
------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                           % OF POOL
                                              LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
Not Available                                     4                  $863,295.18                           0.08%
581 - 600                                         1                   250,214.05                            0.02
601 - 620                                        18                 6,287,629.85                            0.55
621 - 640                                       157                50,647,824.02                            4.42
641 - 660                                       267                89,369,607.59                            7.80
661 - 680                                       465               184,448,534.46                           16.10
681 - 700                                       476               185,777,345.26                           16.22
701 - 720                                       414               165,834,108.41                           14.47
721 - 740                                       369               150,460,547.74                           13.13
741 - 760                                       295               124,747,867.58                           10.89
761 - 780                                       286               108,869,969.96                            9.50
781 - 800                                       143                61,440,503.76                            5.36
801 - 820                                        48                16,705,727.29                            1.46
------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,943            $1,145,703,175.15                         100.00%
------------------------------------------------------------------------------------------------------------------

Min.: 600
Max.: 817
Non-Zero Weighted Avg.: 711
------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
 -------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------
                                                    LOAN PURPOSE
 --------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
                                                 LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------
 Purchase                                        1,200              $486,157,959.91                           42.43%
 Cash Out Refinance                              1,185               460,230,124.19                            40.17
 Rate/Term Refinance                               558               199,315,091.05                            17.40
 --------------------------------------------------------------------------------------------------------------------
 TOTAL:                                          2,943            $1,145,703,175.15                          100.00%
 --------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------
                                                    PROPERTY TYPE
 --------------------------------------------------------------------------------------------------------------------
                                             # OF MORTGAGE                                          % OF POOL
                                                 LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 --------------------------------------------------------------------------------------------------------------------
 Single Family                                   1,761              $689,412,916.75                           60.17%
 PUD                                               631               259,236,581.92                            22.63
 Condo                                             395               131,042,897.93                            11.44
 2-4 Family                                        156                66,010,778.55                             5.76
 --------------------------------------------------------------------------------------------------------------------
 TOTAL:                                          2,943            $1,145,703,175.15                          100.00%
 --------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  STATES - TOP 10
---------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                          % OF POOL
                                                  LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                        1,544              $690,105,301.73                          60.23%
Florida                                             403               126,795,160.65                           11.07
Nevada                                              172                53,196,918.86                            4.64
Arizona                                             114                33,247,412.82                            2.90
New Jersey                                           71                30,178,909.87                            2.63
Virginia                                             50                20,477,695.10                            1.79
Maryland                                             43                20,047,779.09                            1.75
Illinois                                             46                19,058,226.11                            1.66
Washington                                           55                17,425,296.17                            1.52
Massachusetts                                        30                17,295,537.32                            1.51
Other                                               415               117,874,937.43                           10.29
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,943            $1,145,703,175.15                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                  MORTGAGE                                              % OF POOL
                                                   LOANS        PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Full                                                 696            $229,328,154.09                           20.02%
Limited                                            1,156             412,830,289.82                            36.03
Alternate                                             54              19,621,231.02                             1.71
Stated                                               411             138,037,933.60                            12.05
Reduced                                              620             343,950,710.66                            30.02
No Documentation                                       6               1,934,855.96                             0.17
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    GROSS MARGIN
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                          % OF POOL
                   (%)                             LOANS        PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                         17              $8,255,897.48                            0.72%
2.001 - 2.500                                        248             130,189,512.06                            11.36
2.501 - 3.000                                        979             417,562,604.25                            36.45
3.001 - 3.500                                      1,298             463,815,548.76                            40.48
3.501 - 4.000                                        287              94,811,481.27                             8.28
4.001 - 4.500                                         92              24,720,430.53                             2.16
4.501 - 5.000                                         22               6,347,700.80                             0.55
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.550%
Max: 4.950%
Weighted Avg: 3.031%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    MAXIMUM RATE
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                              % OF POOL
                   (%)                             LOANS        PRINCIPAL BALANCE ($)              PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                                     2,929          $1,141,253,286.73                           99.61%
10.001 - 10.500                                        4               1,227,708.04                             0.11
10.501 - 11.000                                        5               1,500,038.57                             0.13
11.001 - 11.500                                        1                  28,673.90                             0.00
11.501 - 12.000                                        1                 972,938.76                             0.08
12.001 - 12.500                                        1                 218,650.00                             0.02
12.501 - 13.000                                        2                 501,879.15                             0.04
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 9.950%
Max: 12.575%
Weighted Avg: 9.955%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       FLOOR
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                           % OF POOL
                   (%)                              LOANS       PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                          2              $1,982,000.00                            0.17%
1.501 - 2.000                                         17               8,255,897.48                             0.72
2.001 - 2.500                                        247             128,819,512.06                            11.24
2.501 - 3.000                                        978             416,950,604.25                            36.39
3.001 - 3.500                                      1,298             463,815,548.76                            40.48
3.501 - 4.000                                        287              94,811,481.27                             8.28
4.001 - 4.500                                         92              24,720,430.53                             2.16
4.501 - 5.000                                         22               6,347,700.80                             0.55
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.000%
Max: 4.950%
Weighted Avg: 3.027%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            NEGATIVE AMORTIZATION LIMIT
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                            % OF POOL
                   (%)                              LOANS       PRINCIPAL BALANCE ($)              PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
110%                                                  13              $6,721,366.70                            0.59%
115%                                               2,930           1,138,981,808.45                            99.41
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               INITIAL TEASER PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                  MORTGAGE                                            % OF POOL
                                                   LOANS       PRINCIPAL BALANCE ($)               PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1 month                                            2,733          $1,052,993,561.16                           91.91%
3 months                                             210              92,709,613.99                             8.09
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Of the loans that have a 1 month teaser period, 28.19% of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 77.00% of the loans are still in their teaser period.
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 1 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEXT RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                             % OF POOL
                   (%)                             LOANS       PRINCIPAL BALANCE ($)              PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
September 2005                                     2,779          $1,054,137,929.06                           92.01%
October 2005                                          70              37,944,795.64                             3.31
November 2005                                         77              44,206,300.45                             3.86
December 2005                                         17               9,414,150.00                             0.82
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            NEXT PAYMENT ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                             % OF POOL
                   (%)                              LOANS       PRINCIPAL BALANCE ($)              PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
November 2005                                          1                $614,433.01                            0.05%
December 2005                                          4               1,022,640.81                             0.09
March 2006                                             3               1,351,128.20                             0.12
April 2006                                            21               6,658,355.47                             0.58
May 2006                                             525             173,292,236.09                            15.13
June 2006                                            945             316,752,017.74                            27.65
July 2006                                            417             149,187,381.14                            13.02
August 2006                                          371             146,378,232.54                            12.78
September 2006                                       597             316,754,790.15                            27.65
October 2006                                          59              33,691,960.00                             2.94
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             2,943          $1,145,703,175.15                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY - MORTGAGE POOL 2

--------------------------------------------------------------------------------
                  SARM 2005-19XS -COLLATERAL SUMMARY FOR POOL 2
                         AS OF STATISTICAL CUT-OFF DATE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                 1,998              OCCUPANCY STATUS
TOTAL OUTSTANDING LOAN BALANCE              $608,884,502.61              Primary Home                       71.07%
AVERAGE LOAN PRINCIPAL BALANCE                     $304,747              Investment                         21.84%
PREPAYMENT PENALTY                                   32.46%              Second Home                         7.09%
WEIGHTED AVERAGE COUPON                              6.120%
WEIGHTED AVERAGE ORIGINAL RATE                       1.324%
WEIGHTED AVERAGE MARGIN                              2.799%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                    360              GEOGRAPHIC DISTRIBUTION
                                                                         (Other states account individually for
WEIGHTED AVERAGE REMAINING TERM (MO.)                   356              less than 4% of the
                                                                         Cut-off Date principal
WEIGHTED AVERAGE LOAN AGE (MO.)                           4              balance.)
ORIGINAL LTV >80 AND MI                             100.00%              California                         37.71%
WEIGHTED AVERAGE ORIGINAL LTV                        75.40%              Florida                            14.06%
NON-ZERO WEIGHTED AVERAGE FICO                          706              Virginia                            7.21%
PAYMENT CAP                                           7.50%              Nevada                              4.92%
ORIGINAL MONTHS TO RECAST (MO.)                          60              New Jersey                          4.74%
INDEX - 1- MONTH LIBOR                              100.00%
                                                Countrywide
ORIGINATORS                                          (100%)              LIEN POSITION
INITIAL AND SUBSEQUENT CAPS                            None              First                             100.00%

----------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                      COLLATERAL CHARACTERISTICS FOR POOL 2
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            SCHEDULED PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
                                            # OF MORTGAGE                                           % OF POOL
                 ($)                            LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                    14                  $522,686.70                            0.09%
50,000.01 - 100,000.00                             108                 8,951,411.56                             1.47
100,000.01 - 150,000.00                            266                33,626,315.59                             5.52
150,000.01 - 200,000.00                            281                49,431,773.58                             8.12
200,000.01 - 250,000.00                            285                63,677,901.68                            10.46
250,000.01 - 300,000.00                            242                66,239,072.40                            10.88
300,000.01 - 350,000.00                            225                72,600,924.30                            11.92
350,000.01 - 400,000.00                            147                54,908,835.71                             9.02
400,000.01 - 450,000.00                            101                42,878,220.58                             7.04
450,000.01 - 500,000.00                             79                37,513,684.15                             6.16
500,000.01 - 550,000.00                             67                35,071,011.55                             5.76
550,000.01 - 600,000.00                             44                25,255,822.00                             4.15
600,000.01 - 650,000.00                             37                23,300,865.83                             3.83
650,000.01 - 700,000.00                             24                15,925,595.31                             2.62
700,000.01 - 750,000.00                              9                 6,541,936.15                             1.07
750,000.01 - 800,000.00                              7                 5,399,493.69                             0.89
800,000.01 - 850,000.00                             13                10,701,102.87                             1.76
850,000.01 - 900,000.00                              7                 6,151,445.38                             1.01
900,000.01 - 950,000.00                              6                 5,492,408.39                             0.90
950,000.01 - 1,000,000.00                           10                 9,798,960.77                             1.61
1,000,000.01 - 1,250,000.00                         10                10,690,609.74                             1.76
1,250,000.01 - 1,500,000.00                          9                12,752,878.05                             2.09
1,500,000.01 - 1,750,000.00                          6                 9,649,406.29                             1.58
1,750,000.01 - 2,000,000.00                          1                 1,802,140.34                             0.30
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           1,998              $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: $23,837
Max: $1,802,140
Avg.: $304,747
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               CURRENT MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------
                                            # OF MORTGAGE                                           % OF POOL
                 (%)                            LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                       21                $6,298,401.73                            1.03%
2.001 - 2.500                                       12                 2,751,957.60                             0.45
2.501 - 3.000                                        6                 1,334,620.54                             0.22
3.001 - 3.500                                        3                   355,300.89                             0.06
3.501 - 4.000                                        1                   307,818.49                             0.05
4.001 - 4.500                                        2                   506,950.36                             0.08
4.501 - 5.000                                       14                 3,937,046.22                             0.65
5.001 - 5.500                                      126                36,522,906.34                             6.00
5.501 - 6.000                                      679               219,464,338.94                            36.04
6.001 - 6.500                                      614               192,803,284.99                            31.67
6.501 - 7.000                                      479               134,782,763.20                            22.14
7.001 - 7.500                                       36                 8,225,265.55                             1.35
7.501 - 8.000                                        5                 1,593,847.76                             0.26
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           1,998              $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: 1.750%
Max: 8.000%
Weighted Avg.: 6.120%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          ORIGINAL TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                          % OF POOL
               (MONTHS)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
360                                               1,998              $608,884,502.61                          100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                            1,998              $608,884,502.61                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                          % OF POOL
               (MONTHS)                           LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
350 - 355                                           461              $148,408,073.22                           24.37%
356 - 360                                         1,537               460,476,429.39                            75.63
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                            1,998              $608,884,502.61                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min: 350
Max: 359
Weighted Avg.: 356
----------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                            ORIGINAL LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                           % OF POOL
                  (%)                              LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                                          1                   $40,153.01                           0.01%
20.01 - 30.00                                          8                 2,744,845.77                            0.45
30.01 - 40.00                                         11                 2,324,534.27                            0.38
40.01 - 50.00                                         42                11,580,875.78                            1.90
50.01 - 60.00                                         87                31,087,460.48                            5.11
60.01 - 70.00                                        260                96,672,190.93                           15.88
70.01 - 80.00                                      1,371               413,937,059.03                           67.98
80.01 - 90.00                                        147                33,904,535.29                            5.57
90.01 - 100.00                                        71                16,592,848.05                            2.73
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998              $608,884,502.61                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 15.50%
Max: 95.00%
Weighted Avg: 75.40%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                     FICO SCORE
----------------------------------------------------------------------------------------------------------------------
                                               # OF MORTGAGE                                           % OF POOL
                                                   LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
Not Available                                          1                  $103,046.25                           0.02%
521 - 540                                              1                   113,577.36                            0.02
541 - 560                                              1                   526,223.41                            0.09
601 - 620                                              8                 2,821,935.22                            0.46
621 - 640                                            147                41,493,033.89                            6.81
641 - 660                                            177                56,739,271.67                            9.32
661 - 680                                            309                99,762,024.57                           16.38
681 - 700                                            320               102,663,433.58                           16.86
701 - 720                                            267                78,956,672.45                           12.97
721 - 740                                            237                68,036,419.17                           11.17
741 - 760                                            212                67,412,860.12                           11.07
761 - 780                                            176                53,421,981.33                            8.77
781 - 800                                            107                28,477,041.16                            4.68
801 - 820                                             33                 7,854,358.32                            1.29
821 - 840                                              2                   502,624.11                            0.08
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998              $608,884,502.61                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 521
Max.: 822
Non-Zero Weighted Avg.: 706
----------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                            # OF MORTGAGE                                            % OF POOL
                                                LOANS         PRINCIPAL BALANCE ($)              PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Purchase                                          903              $273,707,247.85                           44.95%
Cash Out Refinance                                759               239,098,850.91                            39.27
Rate/Term Refinance                               336                96,078,403.85                            15.78
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                          1,998              $608,884,502.61                          100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                            # OF MORTGAGE                                           % OF POOL
                                                LOANS          PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
Single Family                                   1,115              $345,230,400.41                           56.70%
PUD                                               409               139,091,950.63                            22.84
Condo                                             350                85,623,924.88                            14.06
2-4 Family                                        124                38,938,226.69                             6.40
--------------------------------------------------------------------------------------------------------------------
TOTAL:                                          1,998              $608,884,502.61                          100.00%
--------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  STATES - TOP 10
---------------------------------------------------------------------------------------------------------------------
                                              # OF MORTGAGE                                          % OF POOL
                                                   LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                          585              $229,585,393.36                          37.71%
Florida                                             332                85,593,206.32                           14.06
Virginia                                            135                43,893,756.84                            7.21
Nevada                                              110                29,976,186.22                            4.92
New Jersey                                           95                28,857,303.12                            4.74
Maryland                                             58                18,973,231.74                            3.12
Illinois                                             65                16,661,732.26                            2.74
Massachusetts                                        42                16,031,916.84                            2.63
New York                                             38                15,480,713.21                            2.54
Washington                                           64                14,362,276.14                            2.36
Other                                               474               109,468,786.56                           17.98
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            1,998              $608,884,502.61                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                            % OF POOL
                                                   LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Full                                                 653            $167,761,537.28                           27.55%
Limited                                            1,205             398,782,442.87                            65.49
Stated                                               139              42,003,174.15                             6.90
No Documentation                                       1                 337,348.31                             0.06
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    GROSS MARGIN
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                  MORTGAGE                                           % OF POOL
                   (%)                              LOANS         PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                          2                $506,950.36                            0.08%
1.001 - 1.500                                          9               2,719,320.31                             0.45
1.501 - 2.000                                         48              15,306,568.44                             2.51
2.001 - 2.500                                        485             156,684,771.40                            25.73
2.501 - 3.000                                        738             228,331,989.13                            37.50
3.001 - 3.500                                        654             191,194,040.40                            31.40
3.501 - 4.000                                         48              10,826,102.39                             1.78
4.001 - 4.500                                         12               2,875,867.21                             0.47
4.501 - 5.000                                          2                 438,892.97                             0.07
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 0.975%
Max: 4.625%
Weighted Avg: 2.799%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                    MAXIMUM RATE
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                  MORTGAGE                                            % OF POOL
                   (%)                              LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          1                $206,784.40                            0.03%
9.501 - 10.000                                     1,979             604,341,538.49                            99.25
10.001 - 10.500                                       12               2,294,634.09                             0.38
10.501 - 11.000                                        1                 236,155.76                             0.04
11.001 - 11.500                                        1                 172,228.08                             0.03
11.501 - 12.000                                        3               1,042,219.14                             0.17
12.501 - 13.000                                        1                 590,942.65                             0.10
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 6.000%
Max: 12.950%
Weighted Avg: 9.957%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       FLOOR
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                            % OF POOL
                   (%)                             LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                          2                $506,950.36                            0.08%
1.001 - 1.500                                          9               2,719,320.31                             0.45
1.501 - 2.000                                         48              15,306,568.44                             2.51
2.001 - 2.500                                        485             156,684,771.40                            25.73
2.501 - 3.000                                        738             228,331,989.13                            37.50
3.001 - 3.500                                        654             191,194,040.40                            31.40
3.501 - 4.000                                         48              10,826,102.39                             1.78
4.001 - 4.500                                         12               2,875,867.21                             0.47
4.501 - 5.000                                          2                 438,892.97                             0.07
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 0.970%
Max: 4.620%
Weighted Avg: 2.798%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            NEGATIVE AMORTIZATION LIMIT
---------------------------------------------------------------------------------------------------------------------
                                                  # OF
                                                MORTGAGE                                             % OF POOL
                   (%)                            LOANS         PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
110%                                                  38             $15,480,713.21                            2.54%
115%                                               1,960             593,403,789.40                            97.46
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               INITIAL TEASER PERIOD
---------------------------------------------------------------------------------------------------------------------
                                                  # OF
                                                 MORTGAGE                                             % OF POOL
                                                  LOANS          PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1 month                                            1,656            $513,309,025.38                           84.30%
3 months                                             342              95,575,477.23                            15.70
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Of the loans that have a 1 month teaser period, none of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 11.56% of the loans are still in their teaser period.
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS FOR POOL 2 (CONTINUED)
--------------------------------------------------------------------------------

 Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEXT RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                                   # OF
                                                 MORTGAGE                                            % OF POOL
                   (%)                             LOANS        PRINCIPAL BALANCE ($)             PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
September 2005                                     1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            NEXT PAYMENT ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                                    # OF
                                                   MORTGAGE                                           % OF POOL
                   (%)                              LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
November 2005                                          3                $846,836.49                            0.14%
December 2005                                          5               1,668,569.48                             0.27
January 2006                                           3               1,446,802.50                             0.24
February 2006                                         55              16,837,993.27                             2.77
March 2006                                           280              91,423,610.26                            15.01
April 2006                                           115              36,184,261.22                             5.94
May 2006                                             286              87,915,317.95                            14.44
June 2006                                            939             282,789,593.07                            46.44
July 2006                                            311              89,476,223.75                            14.70
August 2006                                            1                 295,294.62                             0.05
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             1,998            $608,884,502.61                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.